                                                                    EXHIBIT 10.2

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of February 15, 2005 (but effective as provided in Section 4 of this Third Amendment), is entered into among FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent").

                                   BACKGROUND

     A. The Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 4, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of April 9, 2004, and that certain Second Amendment to Credit Agreement, dated as of October 29, 2004 (the "Second Amendment") (said Credit Agreement, as amended, the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. As a result of the FIS Recapitalization Transaction (as defined herein), certain amendments to the Credit Agreement provided for in the Second Amendment which were to become effective upon the Second Amendment Secondary Effective Date and the Second Amendment Final Effective Date (as each such term is defined in the Second Amendment) are no longer necessary or appropriate.

     C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement to, among other things, account for the FIS Recapitalization Transaction and to eliminate certain provisions that were to subsequently become effective pursuant to the Second Amendment, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

     1. AMENDMENTS.

     (a) The definition of "Interest Coverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

          "Interest Coverage Ratio" means, for any period, the ratio of Cash Flow to Interest Expense for such period. Cash Flow and Interest Expense shall be determined on a trailing four Fiscal Quarter basis as at the end of each Fiscal Quarter for each Test Period.

     (b) The definition of "Subsidiary" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

          "Subsidiary" of a Person means any Person of which more than 50% of the Voting Stock or other Equity Interests (in case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the

     Subsidiaries of the Person, or a combination thereof; provided, however, for purposes of this Agreement and any other Loan Document, FIS and its Subsidiaries shall not be deemed to be Subsidiaries of the Borrower after the Third Amendment Closing Date. For purposes of clarification, except where otherwise expressly stated, references to Subsidiaries of the Borrower with respect to time periods (a) prior to the Third Amendment Closing Date shall refer to all Subsidiaries of the Borrower, including FIS and its Subsidiaries, and (b) on and after the Third Amendment Closing Date shall exclude FIS and its Subsidiaries; provided, further, however, calculations of the financial covenants set forth in Section 7.09 (and the related financial statements and audit required pursuant to Sections 6.01(a) and (b)) shall exclude FIS and its Subsidiaries, commencing December 31, 2004. Subject to the immediately preceding sentence, unless the context otherwise requires, references herein to a "Subsidiary" shall refer to a Subsidiary of the Borrower.

     (c) The definition of "Subsidiary Guarantor" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

          "Subsidiary Guarantor" means each Material Subsidiary of the Borrower identified as a Subsidiary Guarantor on Schedule 5.14(b), each of which are required to execute and deliver to the Administrative Agent the Subsidiary Guaranty, and each other Material Subsidiary that is required to execute the Subsidiary Guaranty pursuant to Sections 6.12, 6.14 or 6.15.

     (d) Section 1.01 of the Credit Agreement is hereby further amended by deleting the following defined terms therefrom: "FIS IPO", "FIS IPO Dividend", "FIS Spin Off Dividend", "FIS Transaction", "Second Amendment Final Effective Date", and "Second Amendment Secondary Effective Date".

     (e) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

          "FIS Affiliate Credit Agreement:" means that certain Credit Agreement among certain wholly-owned subsidiaries of FIS, certain lenders and Bank of America, N.A., as agent, whereby such lenders agree to extend to such subsidiaries a term loan facility and a revolving credit facility.

          "FIS Recapitalization" means the FIS Stock Issuance and the FIS Recapitalization Dividend.

          "FIS Recapitalization Distribution" means the payment of a special dividend by the Borrower to holders of the common Equity Interests of the Borrower not to exceed $10 per share from amounts received by the Borrower pursuant to the FIS Recapitalization Dividend.

          "FIS Recapitalization Dividend" means the payment of a dividend by FIS to the Borrower in an amount equal to at least $2,000,000,000.

          "FIS Recapitalization Proceeds" means proceeds retained by the Borrower in respect of the FIS Recapitalization Transaction.

          "FIS Recapitalization Transaction" means the FIS Recapitalization, the FIS Affiliate Credit Agreement and the FIS Recapitalization Distribution.

          "FIS Stock Issuance" means the issuance of approximately 25% of the common Equity Interests of FIS to Thomas H. Lee Partners, L.P., Texas Pacific Group and certain of its Affiliates and other investors.

          "Third Amendment" means that certain Third Amendment to Credit Agreement, dated as of February 15, 2005, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

          "Third Amendment Closing Date" means the date that all of the conditions precedent in Section 4(a) of the Third Amendment are satisfied.

     (f) Section 7.01 of the Credit Agreement is hereby amended to read as follows:

          7.01 LIENS. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

          (a) any Lien created under any Loan Document;

          (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.11;

          (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith by appropriate proceedings diligently prosecuted;

          (d) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds, reinsurance agreements and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

          (e) Liens existing on the Closing Date and identified on Schedule
     7.01;

          (f) Liens consisting of pledges or deposits of cash or securities made by any Insurance Subsidiary as a condition to obtaining or maintaining any licenses issued to it by, or to satisfy the requirements of, any Department;

          (g) Liens consisting of judgment or judicial attachment Liens (other than arising as a result of claims under or related to Insurance Contracts, Retrocession Agreements or Reinsurance Agreements); provided that the enforcement of such Liens is effectively stayed or fully covered by insurance and all such liens in the aggregate at any time outstanding for the Borrower and its Subsidiaries do not exceed 5% of Net Worth;

          (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Borrower and its Subsidiaries;

          (i) Liens securing obligations in respect of Capital Leases permitted pursuant to Section 7.04(d) on assets subject to such leases; provided that such Capital Leases are otherwise permitted hereunder,

          (j) Liens securing obligations permitted under Sections 7.04(f) and
     (g), to the extent such Liens are identified and permitted under such Sections;

          (k) Liens arising as a result of claims under or related to Insurance Contracts, Reinsurance Agreements or Retrocession Agreements in the ordinary course of business, or securing Indebtedness of Insurance Subsidiaries incurred or assumed in connection with the settlement of claim losses in the ordinary course of business of such Insurance Subsidiaries;

          (l) Liens on assets of a Person that becomes a Subsidiary after the Closing Date pursuant to a Permitted Acquisition securing Indebtedness permitted by Section 7.04(h), which Liens previously existed and were not created in contemplation thereof and which are not increased to cover any other property;

          (m) Liens on assets of the Borrower or its Subsidiaries securing Indebtedness owed to the Borrower or a Subsidiary and permitted under
     Section 7.04(l);

          (n) Liens on assets of Designated Subsidiaries securing Indebtedness permitted under Section 7.04(m);

          (o) so long as no Default or Event of Default has occurred and is continuing, other Liens securing obligations in an aggregate amount not exceeding at any one time outstanding 5% of Net Worth; and

          (p) any extension, renewal or replacement of the foregoing; provided that the Liens permitted hereby shall not be spread to cover any additional Indebtedness or property (other than a substitution of like property).

     (g) Section 7.02 of the Credit Agreement is hereby amended to read as follows:

          7.02 CONSOLIDATIONS AND MERGERS; SALES OF ASSETS. The Borrower shall not, and shall not permit any of its Subsidiaries to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its assets (including receivables and Equity Interests, and in all cases whether now owned or hereafter acquired) to or in favor of any Person, except:

          (a) any Subsidiary may merge with the Borrower; provided that the Borrower shall be the continuing or surviving Person, or with any one or more Subsidiaries; provided that if any transaction shall be between a Subsidiary and a Subsidiary that is a Wholly-Owned Subsidiary, the Subsidiary that is a Wholly-Owned Subsidiary shall be the continuing or surviving Person;

          (b) any Subsidiary may sell all or any part of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Subsidiary that is a Wholly-Owned Subsidiary; and

          (c) the Borrower or any Subsidiary may sell, lease, convey or otherwise dispose of assets (i) if such sale, lease, conveyance or other disposition is (A) of portfolio Investments in the ordinary course of its business at fair market value, (B) of obsolete, worn-out or surplus property, (C) a sale of property to the extent such property is exchanged for credit against the purchase price of similar replacement property or the Net Disposition Proceeds thereof are promptly applied to the purchase of such replacement property; (D) ordinary course dispositions of real estate and related properties in connection with relocation activities for employees of the Borrower and its Subsidiaries; (E) dispositions of tangible property as part of a like kind exchange under Section 1031 of the Code in the ordinary course of business; (F) dispositions of real estate and related properties as part of the resolution or settlement of claims under an Insurance Contract in the ordinary course of business; or (G) a voluntary termination of a Swap Contract; and (ii) not otherwise permitted to be sold, leased, conveyed or disposed of in clause (i) immediately preceding, provided that (A) no Default or Event of Default shall have occurred or be continuing or would occur after giving effect thereto, (B) all such dispositions shall be for fair market value, (C) the aggregate value of all assets disposed of pursuant to this clause (ii) by the Borrower and its Subsidiaries (excluding the FIS Recapitalization Transaction and any additional disposition of common Equity Interests of
     FIS) shall not exceed (A) 25% of Net Worth (determined as of the last day of the immediately preceding Fiscal Year) in any Fiscal Year other than Fiscal Year 2005 or (B) 15% of Net Worth in Fiscal Year 2005, and (D) such disposition, if to FIS or any of its subsidiaries, would be an investment or acquisition otherwise permitted to be made by FIS or any of its subsidiaries under the FIS Credit Agreement.

     (h) Section 7.03 of the Credit Agreement is hereby amended to read as follows:

          7.03 INVESTMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Investments, except for:

          (a) Investments held by the Borrower or any of its Subsidiaries in the form of (i) Primary Investments and (ii) so long as no Default or Event of Default has occurred and is continuing at the time of the making of such Investment or after giving effect thereto, Secondary Investments; provided that, (A) such Investments comply with all Legal Requirements, (B) the aggregate amount of Secondary Investments shall not exceed 15% of the aggregate amount of the Borrower's total investment portfolio and (C) the aggregate amount of Investments in Secondary Investments that are issued by a single issuer shall not exceed 5% of the aggregate amount of the Borrower's total investment portfolio (with all valuations for purposes of compliance with this clause (ii) being on a cost basis);

          (b) extensions of credit and capital contributions by the Borrower to any of its Subsidiaries existing on the Closing Date or to new Subsidiaries created after the Closing Date in accordance with this Agreement or by any of its Subsidiaries to another of its Subsidiaries existing on the Closing Date or to new Subsidiaries created after the Closing Date in accordance with this Agreement (for clarification purposes, FIS and its Subsidiaries shall not be deemed to be Subsidiaries of the Borrower in existence on the Closing Date);

          (c) Investments by the Insurance Subsidiaries in the ordinary course of business and in compliance with all applicable regulatory requirements;

          (d) Investments existing on the Closing Date and identified on
     Schedule 7.03;

          (e) extensions of credit in the nature of accounts receivable, notes receivable, lease obligations and similar obligations arising in the ordinary course of business;

          (f) Investments constituting Permitted Acquisitions;

          (g) Investments consisting of non-cash proceeds from Dispositions permitted under Section 7.02(c) and (d);

          (h) so long as no Default or Event of Default has occurred and is continuing, Investments of FIS Recapitalization Proceeds in FIS and its Subsidiaries after the Third Amendment Closing Date, together with Restricted Payments made with FIS Recapitalization Proceeds permitted pursuant to Section 7.06(b)(i), not to exceed $900,000,000 in aggregate amount; and

          (i) so long as no Default or Event of Default has occurred and is continuing, other Investments (excluding Investments in FIS and its Subsidiaries) in an aggregate amount not to exceed at any one time outstanding 3% of Net Worth.

          Notwithstanding anything in this Section 7.03 or elsewhere in this Agreement to the contrary, no Investment may be made in FIS or any of its subsidiaries unless such Investment would otherwise be permitted to be made under the FIS Affiliate Credit Agreement by FIS or its subsidiaries.

     (i) Section 7.04 of the Credit Agreement is hereby amended to read as follows:

          7.04 LIMITATION ON INDEBTEDNESS. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement;

          (b) Indebtedness consisting of Contingent Obligations in respect of obligations of other Persons (excluding for purposes of this Section 7.04(b) only, Contingent Obligations of the Borrower in respect of airplane leases of its Subsidiaries not to exceed $25,000,000 in aggregate amount) in an aggregate amount not to exceed at any one time outstanding 3% of Net Worth;

          (c) Indebtedness existing on the Closing Date and identified on
     Schedule 7.04;

          (d) Indebtedness incurred in the ordinary course of business in connection with (i) Capital Leases which are non-recourse to the Borrower or its Subsidiaries and (ii) other Capital Leases in an aggregate amount not to exceed at any one time outstanding 3% of Net Worth;

          (e) Obligations under Swap Contracts entered into for hedging purposes;

          (f) Indebtedness of the Borrower and its Subsidiaries having a maturity of 92 days or less representing borrowings from a bank or banks with which the Borrower or such Subsidiary has a depository relationship, which borrowings shall be fully secured by Cash Equivalents purchased by the Borrower or such Subsidiary with the proceeds of such borrowings;

          (g) Obligations incurred in the ordinary course of business in connection with relocation service transactions and secured by properties which are the subject to such transactions;

          (h) Indebtedness of a Person that becomes a Subsidiary after the Closing Date pursuant to a Permitted Acquisition, which Indebtedness existed prior to such Acquisition and was not created in contemplation thereof;

          (i) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof or after giving effect thereto, unsecured Indebtedness of the Borrower; provided that such Indebtedness (i) shall mature no earlier than November 5, 2008, (ii) shall not have any scheduled principal payments or provide for any mandatory prepayments or redemptions or repurchases not otherwise provided to the Lenders hereunder (including by way of a default under this Agreement) prior to November 5, 2008, (iii) has covenants, defaults and other terms and conditions (other than interest rates) no more restrictive than those contained in this Agreement, and (iv) at any time a Guaranty Trigger Event has occurred and is continuing, shall not exceed, when aggregated with all other Indebtedness outstanding under this clause (i), $700,000,000, provided that any Indebtedness permitted to be incurred pursuant to this clause (i) prior to a Guaranty Trigger Event shall continue to be permitted and may remain outstanding at such time as a Guaranty Trigger Event has occurred and is continuing;

          (j) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof, other Indebtedness of the Borrower and its Subsidiaries (excluding Synthetic Lease Obligations) in an aggregate principal amount not to exceed at any one time outstanding 4% of Net Worth;

          (k) obligations consisting of guarantees of Indebtedness of insurance agents of an Insurance Subsidiary in an aggregate amount not to exceed at any one time outstanding 3% of Net Worth;

          (l) Indebtedness of the Borrower or a Subsidiary owing to the Borrower or another Subsidiary, provided that the payment of such Indebtedness by the Borrower or a Subsidiary that is a Subsidiary Guarantor is subordinate to the payment of the Obligations pursuant to Section 2.8 of the Subsidiary Guaranty or otherwise in a manner satisfactory to the Administrative Agent;

          (m) Non-Recourse Debt of the Designated Subsidiaries;

          (n) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof, Synthetic Lease Obligations of the Borrower, provided the aggregate Attributable Indebtedness in respect thereof shall not exceed at any one time outstanding 5% of Net Worth; and

          (o) any extensions, renewals or refinancings of the foregoing on terms substantially similar to, or more favorable to the Borrower or any Subsidiary than (but not less favorable to the Lenders), the terms of the Indebtedness being extended, renewed or refinanced.

     (j) Section 7.06 of the Credit Agreement is hereby amended to read as follows:

          7.06 RESTRICTED PAYMENTS. The Borrower shall not, and shall not allow any of its Subsidiaries to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its Equity Interests, or purchase, redeem or otherwise acquire for value any shares of any class of its Equity Interests or any warrants, rights or options to acquire such shares, now or hereafter outstanding, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Indebtedness described in Section 7.04(i), or Section 7.04(j) (collectively, "Restricted Payments"), except that (a) any Subsidiary may pay dividends and tax sharing payments to the corporations which own its Equity Interest, (b) the Borrower may, so long as before and after giving effect to any such payment no Event of Default or Default shall have occurred, make (i) Restricted Payments with FIS Recapitalization Proceeds (excluding the FIS Recapitalization Distribution) after the Third Amendment Closing Date, together with Investments made with Recapitalization Proceeds permitted pursuant to Section 7.03(h), not to exceed $900,000,000 in aggregate amount and (ii) the FIS Recapitalization Distribution, and (c) the Borrower may, so long as before and after giving effect to any such payment no Event of Default or Default shall have occurred, at any time that the Borrower's Debt Rating is Investment Grade by either S&P or Moody's, make Restricted Payments in addition to those permitted pursuant to clause (a) and (b) above; provided, however, if at any time during any Fiscal Year the Borrower's Debt Rating is not Investment Grade Rating by both S&P and Moody's, the Borrower may not make any such additional Restricted Payments during such time that would cause the aggregate amount of Restricted Payments during such Fiscal Year to exceed 10% of Net Worth as of the last day of the immediately preceding Fiscal Year; provided, further, however, that if no Default exists or would result therefrom, the Borrower shall be entitled to make additional Restricted Payments in the immediately following Fiscal Year only and not on a cumulative basis, in an amount of the Restricted Payments permitted to be made for the preceding Fiscal Year which were not made during such Fiscal Year.

     (k) Section 7.09(a) of the Credit Agreement is hereby amended to read as follows:

          7.09 FINANCIAL COVENANTS.

          (a) Net Worth. The Borrower shall not permit its Net Worth as of December 31, 2004 or as at the end of any Fiscal Quarter thereafter to be less than (A) an amount equal to 75% of Net Worth as of December 31, 2004, plus (B) 50% of Net Income (in excess of zero) for the period from the beginning of the first Fiscal Quarter following December 31, 2004 to the last day of the Fiscal Quarter for which such determination is made, plus
     (C) 50% of cumulative cash equity contributions received by the Borrower after December 31, 2004 through the issuance of Equity Interests (excluding the FIS Recapitalization Dividend and any other proceeds received by the Borrower or any Subsidiary in respect of the FIS Stock Issuance).

     (l) Section 7.13 of the Credit Agreement is hereby deleted.

     (m) Section 8.01(e) of the Credit Agreement is hereby amended to read as follows:

          (e) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Contingent Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than 3% of Net Worth and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than 3% of Net Worth; or

     (n) Schedule 5.14(a) of the Credit Agreement is hereby amended to be in the form of Schedule 5.14(a) to this Third Amendment.

     (o) Exhibit E, Compliance Certificate, is hereby amended to be in the form of Exhibit E to this Third Amendment.

     2. RELEASE. FIS, FISAK and FNIS are hereby released from all of their respective obligations under the Subsidiary Guaranty.

     3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) (i) the Borrower has full power and authority to execute and deliver this Third Amendment, (ii) this Third Amendment has been duly executed and delivered by the Borrower, and (iii) this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Third Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the board of directors of the Borrower) is required for the execution, delivery or performance by the Borrower of this Third Amendment or acknowledged by any Subsidiary Guarantor of this Third Amendment.

     4. CONDITIONS TO EFFECTIVENESS. This Third Amendment, including the release set forth in Section 2 of this Third Amendment, shall be effective upon satisfaction or completion of the following:

     (a) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Required Lenders;

     (b) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrower and acknowledged by the Subsidiary Guarantors;

     (c) the representations and warranties contained in Section 3 of this Third Amendment shall be true and correct in all material respects;

     (d) the Borrower shall have received the FIS Recapitalization Dividend, which may initially be paid in the form of a note; provided that if the note is not paid in full by FIS within 15 Business Days after the issuance thereof, then notwithstanding anything in this Third Amendment to the contrary, this Third Amendment shall automatically terminate and be of no further force or effect;

     (e) the FIS Credit Agreement shall have been refinanced, and the Borrower and all Subsidiaries that guaranty any obligations in respect of the FIS Credit Agreement shall be released from all obligations with respect thereto;

     (f) the Administrative Agent shall have received, for the account of each Lender signing this Third Amendment, an amendment fee in immediately available funds in an amount equal to the product of (i) 0.05% and (ii) each such Lender's Commitment;

     (g) the Administrative Agent shall have received, for its own account, the fee agreed to be paid by the Borrower to the Administrative Agent with respect to this Third Amendment; and

     (h) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

     5. REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

     7. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Subsidiary Guarantor
(a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Third Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, including, without limitation, the release of FIS, FISAK and FNIS from their respective obligations under the Subsidiary Guaranty, (c) ratifies and confirms its obligations under its Subsidiary Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty

     8. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Third Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

     9. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

     10. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this Third Amendment is executed as of the date first set forth above.

                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By:
                                            ------------------------------------
                                            Name: Patrick G. Farenga
                                            Title: Vice President - Treasurer

                        Signature Page to Third Amendment

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        BANK OF AMERICA, N.A., as a Lender and
                                        Swing Line Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        JPMORGAN CHASE BANK, N.A., as a Lender
                                        and Co-Syndication Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        U. S. BANK NATIONAL ASSOCIATION, as a
                                        Lender and Co-Syndication Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        SUNTRUST BANK, as a Lender and
                                        Co-Syndication Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                        a Lender and Co-Syndication Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Lender and Co-Managing Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Lender and Co-Managing Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        BANK OF THE WEST, as a Lender and Co-
                                        Managing Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        COMERICA BANK, as a Lender and Co-
                                        Managing Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        HARRIS NESBITT FINANCING, INC.,
                                        (formerly known as BMO Nesbitt Burns
                                        Financing, Inc.)


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        SUMITOMO MITSUI BANKING CORP., NEW
                                        YORK, as a Lender and Co-Managing Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        MIZUHO CORPORATE BANK, LTD., as a
                                        Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        KEYBANK NATIONAL ASSOCIATION, as a
                                        Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        FIFTH THIRD BANK, as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        COMPASS BANK, as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        CITIBANK (WEST), FSB, as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        NATIONAL CITY BANK, as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        CHANG HWA COMMERCIAL BANK, LTD.,
                                        NEW YORK BRANCH, as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        HUA NAN COMMERCIAL BANK, LTD. NEW YORK
                                        AGENCY, as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        BANK OF HAWAII, as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        WASHINGTON MUTUAL BANK, as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        LA SALLE BANK NATIONAL ASSOCIATION, as a
                                        Lender and Co-Managing Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        PNC BANK, NATIONAL ASSOCIATION, as a
                                        Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

                                        THE INTERNATIONAL COMMERCIAL BANK OF
                                        CHINA, LOS ANGELES BRANCH, as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                        Signature Page to Third Amendment

ACKNOWLEDGED AND AGREED TO:

FIDELITY NATIONAL MANAGEMENT SERVICES, LLC

ALAMO TITLE COMPANY
ALAMO TITLE COMPANY OF HARRIS COUNTY, INC.
ALAMO TITLE COMPANY OF TARRANT COUNTY, INC.
ALAMO TITLE OF TRAVIS COUNTY, INC.
FIDELITY NATIONAL TITLE AGENCY, INC.
FIDELITY NATIONAL TITLE AGENCY OF NEVADA, INC.
FIDELITY NATIONAL TITLE COMPANY
FIDELITY NATIONAL TITLE COMPANY OF CALIFORNIA
FIDELITY NATIONAL TITLE COMPANY OF OREGON
FIDELITY NATIONAL TITLE COMPANY OF WASHINGTON, INC.
FIRST TITLE CORPORATION
TICOR TITLE COMPANY OF CALIFORNIA


By:
    ---------------------------------
    Patrick G. Farenga
    Vice President and Treasurer

                        Signature Page to Third Amendment

                                Schedule 5.14(a)

                                  Subsidiaries

* Denotes a Material Subsidiary

** Denotes an Insurance Subsidiary

*/** Denotes a Subsidiary that is both a Material Subsidiary and an Insurance Subsidiary

1 Stop Cyber Mall Inc.

2027267 Ontario Inc.

Adnoram Settlement Agency of Ohio, LLC (50.1%)

AIS Alamo Insurance Services, Inc.

*Alamo Title Company

Alamo Title Company of Brazoria County, Inc.

*Alamo Title Company of Harris County, Inc.

*Alamo Title Company of Tarrant County, Inc.

Alamo Title Holding Company

**Alamo Title Insurance

Alamo Title of Guadalupe County, Inc.

*Alamo Title of Travis County, Inc.

Alexander Title Agency, Incorporated

American Investment Properties, LLC

American Research Services LLC

American Title Agency of Pima County, Inc.

American Title Company (inactive)

Amtitle Company

ANFI, Inc.

Baton Rouge Title Company, Inc.

BHC&M, Ltd.

Castle Escrow Holdings, LLC

Chicago Heritage Insurance Services, Inc.

Chicago Land Agency Services, Inc. (52%)

Chicago Title Agency of Central Ohio, Inc.


                              Schedule 5.14(a) - 1

Chicago Title and Trust Company

Chicago Title Company

Chicago Title Company of Washington

*/**Chicago Title Insurance Company

**Chicago Title Insurance Company of Oregon

**Chicago Title Insurance Company of Puerto Rico (99.2%)

Chicago Title Land Trust Company

Chicago Title of Colorado, Inc.

Chicago Title of Michigan, Inc.

Chicago Title of the Florida Keys, Inc. (85%)

Commonwealth Title Company

Community Title Company (51%)

Construction Disbursements LLC

CT/Nevada Holding Co.

Dallas-Fidelity National Title Agency, Inc.

Decatur Title Company L.L.C.

Duxford Escrow, Inc. (51%)

EC Purchasing.com, Inc.

Emerald Mortgagee Assistance Company, LLC

Executive Direct, Inc.

Executive Title Agency Corp.

EZ Legal, L.L.C.

Fidelity Affiliates, LLC

Fidelity Asset Management, Inc. (Arizona)

Fidelity Asset Management, Inc. (California)

Fidelity Express Network, Inc.

Fidelity Fulfillment Center, LLC (51%)

Fidelity Fulfillment Services, Inc.

Fidelity Global Solutions Costa Rica, S.A.

Fidelity National Agency of Arizona, Inc. (51%)

Fidelity National Builder Services, LLC


                              Schedule 5.14(a) - 2

Fidelity National Claims Services, Inc.

Fidelity National Company of Northern California

Fidelity National Financial, Inc.

**Fidelity National Home Warranty Company

**Fidelity National Insurance Company

Fidelity National Insurance Services, Inc. (an Arizona corporation)

Fidelity National Insurance Services, Inc. (a California corporation)

**Fidelity National Lloyds (an association of individuals)

*Fidelity National Management Services, LLC

*Fidelity National Title Agency, Inc.

*Fidelity National Title Agency of Nevada, Inc.

Fidelity National Title Agency of Pinal County, Inc.

Fidelity National Title and Abstract, Inc.

Fidelity National Title & Escrow of Hawaii, Inc.

*Fidelity National Title Company

*Fidelity National Title Company of California

*Fidelity National Title Company of Oregon

*Fidelity National Title Company of Washington, Inc.

Fidelity National Title Insurance Agency of Coconino, Inc.

*/**Fidelity National Title Insurance Company

*/**Fidelity National Title Insurance Company of New York

**First Community Insurance Company

First National Financial Title Services of Alabama, Inc.

First Partners Title Agency, LLC (50.01%)

*First Title Corporation

First Title Corporation of Alabama, Inc.

FNF Canada Company

FNF Capital, Inc.

FNF Escrow Holdings, LLC

FNF Escrow Holdings II, LLC

FNF Escrow Holdings, III, LLC

FNF Funding X, LLC


                              Schedule 5.14(a) - 3

FNF National Record Centers, Inc.

FNF Title Reinsurance Company

FNL Management Corporation

FNTIC Properties

Fortuna Service Company, LLC

Fuentes and Kreischer Title Company

Gemini Escrow Services, Inc.

GF Funding Corp. VIII

GIT Holding Company, Inc. (60%)

Great Northern Title Agency, LLC (52.38%)

Greater Illinois Title Company, Inc. (60%)

Heritage American Insurance Services, Inc.

Heritage Title Company

Interfirst Escrow, Inc. (51%)

Iowa Land Services Company

Island Title Company

Johnson County Title Company, Inc.

Kensington Development Corporation

Lake County Trust Company

Lake First Title Agency, LLC (50.1%)

Land Title & Survey, Inc.

Landmark REO Management Services, Inc.

LaSalle County Title Company, L.L.C. (80%)

LC Investment Corporation

Legacy Title Company

Lexington Capital Corporation

Manchester Development Corporation

McHenry County Title Company

McLean County Title Company

McNamara, Inc.

National Alliance Marketing Group, Inc.

National Title Company of Fresno County (51%)


                              Schedule 5.14(a) - 4

National Title Company of San Francisco (51%)

National Title Company of Southern California (51%)

National Title Company of Ventura County (51%)

National Title Insurance Services, Inc.

**Nations Title Insurance of New York Inc.

Northwest Equities, Inc.

Northwest Title Agency of Ohio and Michigan, Inc.

NRT Title Agency, LLC

Palm Beach Joint Title Plant, Inc. (12.5%)

Pioneer Land Services, LLC (51%)

Pioneer National Title Company 95-3488610 (Arizona)

Premier Escrow Services, LLC

Premier Services of Nevada, LLC (51%)

Professional Escrow, Inc.

Prospect Office Partners, LP

Real Estate Index, Inc.

Real Estate Index Agency of Ohio, Ltd.

RealtyCheck.com, LLC

Referral Connection, LLC

Rocky Mountain Aviation, Inc.

Rocky Mountain Printing Services, Inc.

Rocky Mountain Support Services, Inc.

Saddleback Title Company (51%)

San Joaquin Title Company

S.D.C. Title Agency, LLC

Security Title Agency, Inc.

Security Title Company, LLC

Security Union Insurance Services, Inc.

**Security Union Title Insurance Company

Sentry Service Systems, Inc.

Southern Arizona Title & Trust Company

Spring Service Corporation


                              Schedule 5.14(a) - 5

Spring Service Texas, Inc.

Superior Data Services, Inc.

SWT Holdings, Inc.

Ten Thirty-One, L.L.C.

The Maryland Title Guarantee Company

The Title Company of Canada, Ltd.

The Title Guarantee Company

Third Millenium Title Agency, LLC (50.1%)

Ticor Financial Company

Ticor Insurance Services, Inc.

Ticor Title Abstract of New York, Inc.

Ticor Title Agency of Arizona, Inc.

Ticor Title Company

*Ticor Title Company of California

Ticor Title Company of Oregon

Ticor Title Consultants Ltd.

*/**Ticor Title Insurance Company

Ticor Title Insurance Company Limited

Ticor Title of Nevada, Inc.

Ticor Title of Washington, Inc.

Title Accounting Services Corporation

Title America, LLC (50.1%)

Title and Trust Company

Title Insurance and Escrow Services, Inc.

Title Services, Inc.

TPO, Inc.

TSNY Agency of New York City, Inc.

TT Acquisition Corp.

Tucson Title Insurance Company

United Financial Management Company

United Land Title Agency, LLC (50.1%)

United Title of Nevada, Inc.


                              Schedule 5.14(a) - 6

UTC Capital Group, Inc.

Washington Title Company

Washington Title Insurance Company

West Point Properties, Inc.

West Point Support Services, Inc.

Western Financial Trust Company

Yuma Title Agency, Inc.

Yuma Title and Trust Company


                              Schedule 5.14(a) - 7

                                                                       EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE

                                        Financial Statement Date: _____________,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of November 4, 2003 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Fidelity National Financial, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Swing Line Lender.

     The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

      [Use following paragraph 1 for fiscal YEAR-END financial statements]

     1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

    [Use following paragraph 1 for fiscal QUARTER-END financial statements]

     1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

     3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [select one:]


                                  Exhibit E - 1

     [TO THE BEST KNOWLEDGE OF THE UNDERSIGNED DURING SUCH FISCAL PERIOD, THE BORROWER PERFORMED AND OBSERVED EACH COVENANT AND CONDITION OF THE LOAN DOCUMENTS APPLICABLE TO IT.]

                                     --or--

     [THE FOLLOWING COVENANTS OR CONDITIONS HAVE NOT BEEN PERFORMED OR OBSERVED AND THE FOLLOWING IS A LIST OF EACH SUCH DEFAULT AND ITS NATURE AND STATUS:]

     4. The representations and warranties of the Borrower contained in Article V of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

     5. As of ___________________ (the "Computation Date")(1):

     (a) The Net Worth as of the Computation Date was $_______________________, as computed on Attachment 1 hereto.

          The minimum Net Worth permitted pursuant to Section 7.09(a) on the Computation Date is $____________________, as computed on Attachment 1 hereto.

     (b) The Interest Coverage Ratio was _______________ to 1.00, as computed on Attachment 2 hereto.

          The minimum Interest Coverage Ratio permitted pursuant to Section 7.09(b) on the Computation Date is 2.50 to 1:00.

     (c) The Total Debt to Total Capitalization Ratio was _______ to 1.00, as computed on Attachment 3 hereto.

          The maximum Total Debt to Total Capitalization Ratio permitted pursuant to Section 7.09(c) on the Computation Date is 0.35 to 1.00.

     (d) The aggregate fair market value of Dispositions of the type referred to in Section 7.02(c)(ii) was $_____________ in the current Fiscal Year.

          The maximum aggregate fair market value of such Dispositions permitted pursuant to Section 7.02(c)(ii) (excluding FIS Recapitalization Transaction and

----------
(1)  The last day of the most recently completed Fiscal Quarter of the Borrower.


                                  Exhibit E - 2
          additional dispositions of common Equity Interests of FIS) is [25% OF NET WORTH AS OF LAST DAY OF IMMEDIATELY PRECEDING FISCAL YEAR IN ANY FISCAL YEAR OTHER THAN 2005; 15% OF NET WORTH AS OF DECEMBER 31, 2004 IN FISCAL YEAR 2005].

     (e) The aggregate amount of Secondary Investments referred to in Section 7.03(a) equaled _____% of the aggregate amount of the Borrower's total investment portfolio and the aggregate amount of Investments in such Secondary Investments that are issued by a single issuer equaled ______% of the aggregate amount of the Borrower's total investment portfolio.

          The maximum aggregate amount of such Secondary Investments permitted pursuant to in Section 7.03(a) is 15% of the aggregate amount of the Borrower's total investment portfolio and the maximum aggregate amount of Investments in such Secondary Investments that are issued by a single issuer is 5% of the aggregate amount of the Borrower's total investment portfolio.

     (f) The total consideration payable in cash in respect of all Permitted Acquisitions during the current Fiscal Year up to the Computation Date was $____________.

          The maximum total consideration payable in cash in respect of all Acquisitions constituting Permitted Acquisitions in any Fiscal Year permitted pursuant to Section 7.03(f) is $500,000,000.

     (g) [TO BE COMPLETED AT ANY TIME A GUARANTY TRIGGER EVENT HAS OCCURRED AND IS CONTINUING] The aggregate principal amount of the Indebtedness of the type referred to in Section 7.04(i) with respect to the Borrower was $___________.

          The maximum aggregate principal amount of such Indebtedness of the Borrower permitted pursuant to Section 7.04(i) is $700,000,000.

     (h) The aggregate principal amount of Indebtedness of the type referred to in Section 7.04(j) with respect to the Borrower and its Subsidiaries was $______________.

          The maximum aggregate principal amount of such Indebtedness of the Borrower and its Subsidiaries permitted pursuant to Section 7.04(j) is [4% OF NET WORTH].

     (i) The aggregate amount of Attributable Indebtedness of the type referred to in Section 7.04(n) with respect to the Borrower was $_____________.

          The maximum aggregate amount of such Attributable Indebtedness of the Borrower permitted pursuant to Section 7.04(n) is [5% OF NET WORTH].

     (j) The aggregate amount of Capital Expenditures made or committed to be made by the Borrower and its Subsidiaries during the current Fiscal Year up to the Computation Date was $_______________.


                                  Exhibit E - 3

     The maximum aggregate amount of such Capital Expenditures permitted pursuant to Section 7.12 for any Fiscal Year is as follows plus 25% of the amount of any permitted Capital Expenditures (on a cumulative basis) not made or committed to be made in the immediately preceding Fiscal Year.

Fiscal Year
-----------
    2003      $275,000,000
    2004      $300,000,000
    2005      $330,000,000
    2006      $365,000,000
    2007      $400,000,000
    2008      $440,000,000


                                  Exhibit E - 4

                                                                    ATTACHMENT 1
                                                         (TO __/__/__ COMPLIANCE
                                                                    CERTIFICATE)

                                    NET WORTH
                                       on
                            (the "Computation Date")

A.   Net Worth: the sum of all amounts (without duplication)
     which, in accordance with GAAP, would be included in the
     Borrower's stockholders' equity (excluding unrealized gains or losses recorded pursuant to FAS 115) as required to be
     reported in the Borrower's then most recent consolidated
     balance sheet required to be delivered pursuant to the
     Credit Agreement                                               $___________

B.   Net Worth Covenant:

     (1)  75% of Net Worth at December 31, 2004                     $___________

     (2)  50% of Net Income (in excess of zero) for the period
          from the beginning of the first full Fiscal Quarter
          following December 31, 2004 to the Computation Date       $___________

     (3)  50% of the cumulative cash equity contributions
          received by the Borrower after December 31, 2004
          through the issuance of Equity Interests                  $___________

          (excluding the FIS Recapitalization Dividend and any other proceeds received in respect of the FIS Stock
          Issuance)

     (4)  The sum of Items B(l) through B(3)                        $___________


                                  Exhibit E - 5

                                                                    ATTACHMENT 2
                                                    (TO ___/ ___/ ___,COMPLIANCE
                                                                    CERTIFICATE)

                             INTEREST COVERAGE RATIO
                              on _________________
                            (the "Computation Date")

A.   Cash Flow:(2)

     (1)  Available Dividends from the Insurance Subsidiaries       $___________

     (2)  EBITDA of Subsidiaries which are non-Insurance
          Subsidiaries available to be paid as dividends under applicable law for such Test Period:

          (a)  Net Income                                           $___________

          (b)  The amount of interest charges deducted in
               determining such Net Income                          $___________

          (c)  The amount of taxes, based on or measured by
               income, used or included in the determination of
               such Net Income                                      $___________

          (d)  The amount of depreciation and amortization
               expense deducted in determining such Net Income      $___________

          (e)  The sum of Items A(2)(a) through A(2)(d)             $___________

     (3)  The total interest expense for such Test Period
          multiplied by the actual marginal combined federal and
          state income tax rate then applicable to the Borrower     $___________

     (4)  Acquired Cash Flow:

          (a)  Available Dividends of any person or assets
               acquired by a Subsidiary which is an Insurance
               Subsidiary in a Permitted Acquisition during
               such Test Period, determined on a pro forma
               basis for such Test Period as if consummation of
               such Permitted Acquisition occurred on the first
               day of such Test Period                              $___________

----------
(2)  Determined on a trailing Four Fiscal Quarter basis as of the Computation
     Date.


                                  Exhibit E - 6

          (b)  EBITDA of any Person or assets acquired by a
               Subsidiary which is a non-Insurance Subsidiary
               in a Permitted Acquisition during such Test
               Period and available to be paid as dividends to
               the Borrower under applicable law, determined on
               a pro forma basis for such Test Period as if
               consummation of such Permitted Acquisition
               occurred on the first day of such Test Period        $___________

          (c)  The sum of Items A(4)(a) and A(4)(b)                 $___________

     (5)  The sum of Items A(l), A(2)(e), A(3) and A(4)(c)          $___________

(B)  Interest Expense: the aggregate amount of interest expense for the Borrower and its Subsidiaries during such Test
     Period                                                         $___________

(C)  Interest Coverage Ratio: the ratio of Item A(5) to Item B      _______:1.00


                                  Exhibit E - 7

                                                                    ATTACHMENT 3
                                                         (TO __/__/__ COMPLIANCE
                                                                    CERTIFICATE)

                    TOTAL DEBT TO TOTAL CAPITALIZATION RATIO
                                       on
                            (the "Computation Date")

A.   Total Debt

     (1)  Applicable Debt of the Borrower and its Subsidiaries      $___________

     (2)  Non-contingent reimbursement or payment obligations in respect of the face amount of all letters of credit or
          surety bonds issued for the account of the Borrower
          and its Subsidiaries and, without duplication, all
          drafts drawn thereunder                                   $___________

     (3)  Contingent Obligations of the Borrower and its
          Subsidiaries in respect of Applicable Debt of another
          Person                                                    $___________

     (4)  The sum of Items A(1) through A(3)                        $___________

     (5)  Non-Recourse Debt of the Designated Subsidiaries          $___________

     (6)  The remainder of Item (A)(4) minus Item (A)(5)            $___________

(B)  Total Capitalization:

     (1)  Net Worth (see Attachment I)                              $___________

     (2)  Total Debt (see Item A(6) above)                          $___________

     (3)  The sum of Items B(1) and B(2)                            $___________

(C)  Total Debt to Total Capitalization Ratio: the ratio of Item
     A(6) to Item B(3)                                              $___________


                                  Exhibit E - 8

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________, _________________.

                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                  Exhibit E - 9